INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-65329, 333-65327, 333-35887, 333-43081, 33-65916, 33-65918 of Mylan
Laboratories Inc. on Form S-8 of our report dated May 8, 2001, appearing in this Annual Report on Form 10-K of Mylan Laboratories Inc. for the year ended March 31, 2001.


DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
June 22, 2001